UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 10, 2014 (March 5, 2014)
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RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)
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Delaware	0-25370	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 5, 2014, the Compensation Committee of the Board of Directors of Rent-A-Center, Inc. (the “Company”) adopted a compensation recovery ("clawback") policy which provides that, in the event of a restatement of the Company's financial results due to material noncompliance with any financial reporting requirement under the U.S. federal securities laws, the Company may seek reimbursement of any portion of incentive compensation paid, vested, or awarded during the three-year period preceding the date on which the Company is required to prepare such a restatement, which is in excess of the amount that would have been paid or awarded if calculated based on the restated financial results. Restatements of financial results that are the direct result of changes in accounting standards will not result in recovery of performance-based or incentive compensation under the clawback policy. The foregoing description of the clawback policy is qualified in its entirety by reference to the full text of the clawback policy, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Additionally, on March 5, 2014, the Compensation Committee of the Board of Directors adopted executive equity ownership guidelines which provide that the Chief Executive Officer and the President and Chief Operating Officer of the Company are expected to own shares of the Company's common stock at certain minimum levels within five years of the later of (i) January 1, 2014, or (ii) the date on which such officer becomes subject to the applicable requirement, taking into account direct and indirect ownership of shares and share equivalents held in our benefit plans. The required levels under the Company's equity ownership guidelines are as follows:
Chief Executive Officer:            5x annual base salary
President & Chief Operating Officer:    2x annual base salary
Restricted stock unit awards which have not yet vested are counted toward the ownership requirement. Unexercised stock options are not counted.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: March 10, 2014	By:	/s/ Robert D. Davis
Robert D. Davis
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Rent-A-Center, Inc. Executive Compensation Recoupment Policies